UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 20, 2009

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 20, 2009, the shareholders of the Registrant approved the Jones Apparel Group, Inc. 2009 Long Term Incentive Plan (the "Plan") at the Registrant's annual meeting of shareholders. The terms of the Plan are set forth in the proxy statement dated April 10, 2009 for the Registrant's annual meeting, and the description of the Plan in the section of the proxy statement titled "Proposal to Approve the 2009 Long Term Incentive Plan" is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Jones Apparel Group, Inc. 2009 Long Term Incentive Plan, incorporated herein by reference to Annex B of the Registrant's Proxy Statement dated April 10, 2009.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: May 21, 2009

Exhibit Index

Exhibit No.	Description
10.1	Jones Apparel Group, Inc. 2009 Long Term Incentive Plan, incorporated herein by reference to Annex B of the Registrant's Proxy Statement dated April 10, 2009.

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